Exhibit 10.17

6-1162-MDH-150
July 12, 1996

United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois 60666

Subject:  Letter Agreement No. 6-1162-MDH-150 to
          Purchase Agreement No. 1485, 1595, 1602, 1663
          and 1670 - [*CONFIDENTIAL MATERIAL OMITTED AND FILED
          SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
          PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen:

Reference is made to Purchase Agreement Nos. 1485, 1595, 1602, 1663 and 1670 (each individually a "Purchase Agreement", and collectively the "Purchase Agreements") between The Boeing Company ("Boeing") and United Air Lines, Inc. ("Buyer") relating to the sale by Boeing and the purchase by Buyer of 737, 747, 757, 767 and 777 aircraft (hereinafter referred to as the Aircraft).

This letter agreement ("Letter Agreement"), when accepted by Buyer, will become part of each Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreements, not defined herein, shall have the same meaning as in such Purchase Agreements. If there is any inconsistency between the terms of this Letter Agreement and any such Purchase Agreement or any Purchase Agreement Amendment thereto the terms of this Letter Agreement will govern.

United Air Lines, Inc.
6-1162-MDH-150 Page 2


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

          Supplemental Agreement No. 6 dated May 30, 1996 to
          Purchase Agreement No. 1485

          Supplemental Agreement No. 7 dated July 11, 1996 to
          Purchase Agreement No. 1485

          Supplemental Agreement No. 4 dated May 30, 1996 to
          Purchase Agreement No. 1663

          Supplemental Agreement No. 5 dated July 11, 1996 to
          Purchase Agreement No. 1663

          Supplemental Agreement No. 8 dated May 30, 1996 to
          Purchase Agreement No. 1670

          Supplemental Agreement No. 9 dated July 11, 1996 to
          Purchase Agreement No. 1670


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
6-1162-MDH-150 Page 3


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
6-1162-MDH-150 Page 4

               A = B x C/(D-E) where

     A    =    [*CONFIDENTIAL
               MATERIAL OMITTED
     B    =    AND FILED
               SEPARATELY WITH
     c    =    THE SECURITIES
               AND EXCHANGE
     D    =    COMMISSION PURSUANT
               TO A REQUEST
     E    =    FOR CONFIDENTIAL
               TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

          1.2.1     Letter Agreement No. 1670-5R dated as of
     December 18, 1990, accepted and agreed to by Buyer on August
     2, 1991 is amended to delete the Model 747-422 Option
     Aircraft listed in Attachment No. 2 hereto, and as so amended such Letter Agreement No. 1670-5R shall remain in full force and effect, and

          1.2.2 the following letter agreements shall be deemed canceled and of no further force and effect:

Letter Agreement No.                         Purchase Agreement
                             Title                   No.
- --------------------         -----           ------------------

1485-8*               Option Aircraft (Block E)    1485
1663-5                Option Aircraft              1663
1595-4                Option Aircraft              1595


United Air Lines, Inc.
6-1162-MDH-150 Page 5


Notwithstanding the cancellation of Letter Agreement No. 1485-8, Boeing and Buyer agree the provisions of paragraph 11. [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of Letter Agreement No. 6-1162-TML-388 shall be applicable to the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
6-1162-MDH-150 Page 6


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
6-1162-MDH-150 Page 7


 [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
 SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
 CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
6-1162-MDH-150 Page 8


 [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
 SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
 CONFIDENTIAL TREATMENT]


United Air Lines, Inc.
6-1162-MDH-150 Page 9

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
6-1162-MDH-150 Page 10


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
6-1162-MDH-150 Page 11


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


United Air Lines, Inc.
6-1162-MDH-150 Page 12


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
6-1162-MDH-150 Page 13


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
6-1162-MDH-150 Page 14


4.   Confidentiality.
     ---------------

This Letter Agreement is subject to the confidentiality provisions of the following Letter Agreements.

Letter Agreement No.        Purchase Agreement No.
- --------------------        ----------------------

6-1162-GKW-132                      1485
6-1162-DLJ-886                      1670
6-1162-DLJ-832                      1663
6-1162-GKW-653                      1595

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above. please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By /s/ M. O. Hunt
   --------------
Its Attorney in Fact
    ----------------

ACCEPTED AND AGREED TO this
Date: July 12, 1996
UNITED AIR LINES, INC.

By Douglas A. Hacker
   -----------------
Its Senior Vice President and
    -------------------------
    Chief Financial Officer
    -----------------------

Attachment No. 1 to
6-1162-MDH-150 Page 1


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Attachment No. 1 to
6-1162-MDH-150 Page 1


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Attachment No. 1 to
6-1162-MDH-150 Page 1



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Attachment No. 1 to
6-1162-MDH-150 Page 1



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Attachment No. 4 to
6-1162-MDH-150


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Attachment No. 5 to
6-1162-MDH-150 Page 1



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Attachment No. 6 to
6-1162-MDh-150 Page 1



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]